Bluerock High Income Institutional Credit Fund

PORTFOLIO OF INVESTMENTS

June 30, 2024 (Unaudited)

Security(a)	Estimated Yield/Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
COLLATERALIZED LOAN OBLIGATIONS (98.37%)(e)
Collateralized Loan Obligations Equity (41.73%)(f)
Bain Capital CLO 2024-1, Ltd., Class SUB	14.33%	6/20/2024	4/16/2037	$5,000,000	$4,567,872	$4,560,510
BlueMountain CLO XXXV, Ltd., Class SUB	23.84%	5/16/2024	7/22/2035	2,000,000	1,360,835	1,353,914
Generate CLO 15, Ltd., Class SUB	12.31%	4/3/2024	7/20/2037	3,000,000	2,633,771	2,636,127
Trinitas CLO VI, Ltd., Class SUB	10.89%	6/21/2022	1/25/2034	35,421,178	23,067,375	19,307,835
Trinitas CLO VII, Ltd., Class SUB	8.21%	6/21/2022	1/25/2035	9,450,000	5,541,333	4,178,913
Trinitas CLO IX, Ltd., Class SUB	0.00%(g)	6/21/2022	1/20/2032	13,000,000	6,247,493	4,319,003
Trinitas CLO X, Ltd., Class SUB	10.67%	6/21/2022	1/15/2035	22,900,000	17,810,113	14,077,293
Trinitas CLO XII, Ltd., Class SUB	16.26%	6/21/2022	4/25/2033	11,820,000	9,883,661	9,696,867
TOTAL Collateralized Loan Obligations Equity (Cost $71,112,453)						60,130,462

Collateralized Loan Obligations Debt (56.64%)
1988 CLO 1, Ltd., Class E	3M SOFR + 8.05%	4/14/2023	10/15/2037	2,950,000	2,813,666	2,963,620
1988 CLO 2, Ltd., Class E	3M SOFR + 8.27%	8/2/2023	4/15/2038	3,500,000	3,490,836	3,606,582
1988 CLO 3, Ltd., Class E	3M SOFR + 8.14%	2/8/2024	10/15/2038	1,500,000	1,507,434	1,521,776
37 Capital CLO II, Class E	3M SOFR + 8.32%	7/14/2023	7/15/2034	500,000	477,161	489,042
37 Capital CLO III, Class F	3M SOFR + 8.90%	2/13/2024	4/15/2036	1,000,000	990,119	998,320
AGL CLO 9, Ltd., Class F	3M SOFR + 7.52%	4/11/2024	4/20/2037	500,000	485,085	486,485
AGL CLO 19, Ltd., Class F	3M SOFR + 8.84%	1/9/2024	7/21/2035	750,000	709,408	721,561
AGL CLO 32, Ltd., Class F	3M SOFR + 7.25%	6/20/2024	7/21/2037	250,000	242,500	242,312
Atrium XV, Class FR	3M SOFR + 7.92%	6/20/2024	7/16/2037	250,000	245,000	244,807
BBAM US CLO III, Ltd., Class D(h)	3M SOFR + 8.60%	10/3/2023	10/15/2038	2,500,000	2,432,188	2,512,343
Bridge Street CLO III, Ltd., Class E	3M SOFR + 8.04%	6/2/2023	10/20/2034	700,000	661,398	694,919
Bryant Park Funding 2024-22, Ltd., Class E	3M SOFR + 7.13%	2/13/2024	4/15/2037	750,000	742,339	749,024
CIFC Funding 2022-II, Ltd., Class E	3M SOFR + 7.00%	2/8/2024	4/19/2035	1,000,000	1,002,458	1,009,844
Elevation CLO 2021-14, Ltd., Class D2	3M SOFR + 5.28%	12/6/2023	10/20/2034	605,000	540,156	556,460
Elmwood CLO 3, Ltd., Class FRR	3M SOFR + 7.91%	6/6/2024	7/18/2037	3,700,000	3,626,063	3,624,960
Elmwood CLO 6, Ltd., Class FR	3M SOFR + 8.01%	4/3/2024	10/20/2034	2,000,000	1,997,527	1,999,985
Elmwood CLO 12, Ltd., Class FR	3M SOFR + 8.54%	8/9/2023	1/20/2035	2,000,000	1,909,041	1,963,150
Elmwood CLO 19, Ltd., Class FR	3M SOFR + 7.50%	4/9/2024	10/17/2036	3,000,000	2,972,006	2,980,323
Elmwood CLO 25, Ltd., Class F	3M SOFR + 8.33%	1/24/2024	4/17/2037	2,500,000	2,475,226	2,502,920
Fortress Credit BSL IX, Ltd., Class E	3M SOFR + 8.19%	2/20/2024	10/20/2033	1,550,000	1,540,492	1,548,960
Fortress Credit BSL XVIII, Ltd., Class E	3M SOFR + 8.37%	4/5/2024	4/23/2036	2,000,000	2,025,797	2,031,000
Fortress Credit BSL XXI, Ltd., Class E	3M SOFR + 7.83%	3/27/2024	4/24/2037	3,000,000	2,970,130	2,980,317
Franklin Park Place CLO I LLC, Class E	3M SOFR + 7.50%	5/22/2024	4/14/2035	5,000,000	5,000,000	5,006,994
Generate CLO 9, Ltd., Class E	3M SOFR + 7.11%	2/12/2024	10/20/2034	1,000,000	1,002,456	1,009,042
Generate CLO 12, Ltd., Class E	3M SOFR + 8.37%	9/28/2023	7/20/2036	3,000,000	3,014,654	3,078,882
GoldenTree Loan Management US CLO 1, Ltd., Class F	3M SOFR + 7.76%	6/18/2024	10/20/2034	2,000,000	2,000,000	1,998,796
GoldenTree Loan Management US CLO 1, Ltd., Class FR2	3M SOFR + 7.76%	6/12/2024	4/20/2034	1,000,000	995,508	995,070
GoldenTree Loan Management US CLO 6, Ltd., Class FR	3M SOFR + 8.44%	6/18/2024	4/20/2035	2,000,000	2,003,995	2,002,692
GoldenTree Loan Management US CLO 19, Ltd., Class F	3M SOFR + 7.75%	4/4/2024	4/20/2037	4,500,000	4,432,959	4,448,988

Security(a)	Estimated Yield/Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
Collateralized Loan Obligations Debt
(56.64%) (continued)	3M SOFR + 7.83%	5/28/2024	7/20/2037	$2,000,000	$1,980,010	$1,982,230
Katayma CLO I, Ltd., Class E(h)	3M SOFR + 8.14%	11/14/2023	10/20/2036	3,000,000	2,956,798	3,056,112
LCM 40, Ltd., Class E	3M SOFR + 8.15%	8/1/2023	1/15/2036	2,000,000	1,980,602	2,037,024
Madison Park Funding XXIX, Ltd., Class F	3M SOFR + 7.83%	9/5/2023	10/18/2030	1,500,000	1,409,303	1,445,358
Madison Park Funding XXXI, Ltd., Class FR	3M SOFR + 7.90%	5/30/2024	7/23/2037	250,000	245,004	245,136
Man US CLO 2024-1, Ltd., Class E	3M SOFR +7.10%	6/4/2024	7/20/2037	2,000,000	1,979,617	1,979,794
Marble Point CLO XXIV, Ltd., Class E	3M SOFR + 8.18%	5/15/2024	4/20/2035	2,000,000	2,007,462	2,010,858
NGC 2024-I, Ltd., Class E	3M SOFR + 8.73%	5/17/2024	7/20/2037	2,000,000	1,970,039	1,973,110
Oaktree CLO 2021-1, Ltd., Class F	3M SOFR + 8.05%	5/31/2024	7/15/2034	2,500,000	2,456,407	2,458,033
Park Avenue Institutional Advisers CLO, Ltd. 2021-1, Class D	3M SOFR + 7.56%	7/20/2023	1/20/2034	500,000	462,264	475,809
Park Blue CLO 2022-I, Ltd., Class F	3M SOFR + 10.00%	1/17/2024	10/20/2034	1,000,000	1,002,457	1,012,498
Park Blue CLO 2022-II, Ltd., Class F	3M SOFR + 7.00%	1/18/2024	1/20/2035	1,000,000	992,647	1,002,059
Park Blue CLO 2023-III, Ltd., Class F	3M SOFR + 7.16%	1/18/2024	4/20/2036	1,000,000	982,773	996,295
Park Blue CLO 2023-III, Ltd., Class E	3M SOFR + 7.80%	1/30/2024	4/20/2036	1,000,000	1,004,928	1,014,135
Regatta XIX Funding, Ltd., Class F	3M SOFR + 8.25%	1/9/2024	4/20/2035	500,000	458,211	466,744
Trinitas CLO XX, Ltd., Class F	3M SOFR + 8.33%	6/11/2024	7/20/2035	1,000,000	993,613	993,137
TSTAT 2022-1, Ltd., Class F	3M SOFR + 10.00%	7/27/2022	7/20/2031	2,500,000	2,500,000	2,485,273
TOTAL Collateralized Loan Obligations Debt (Cost $80,672,776)						81,590,562

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $151,785,229)						141,721,024

SHORT TERM INVESTMENT (3.52%)
Fidelity Government Portfolio, 5.21%(i) (Cost $5,073,794)				5,073,794		5,073,794

TOTAL INVESTMENTS (101.89%) (Cost $156,859,023)						$146,794,818
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.89%)						(2,716,578)
NET ASSETS (100.00%)						$144,078,240

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M SOFR as of June 30, 2024 was 5.32%

(a)	The Fund does not "control" nor is an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Fund would be presumed to "control" a portfolio company if the Fund owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if the Fund owned 5% or more of its voting securities.
(b)	Acquisition date represents the initial purchase trade date, or the date the investment was contributed to the Fund at inception.
(c)	Cost represents the GAAP amortized cost, defined as the initial cost minus any return of principal and/or adjusted for the accretion(amortization) of discounts(premiums).
(d)	Fair value is determined in good faith in accordance with valuation principles pursuant to FASB ASC Topic 820 "Fair Value Measurement". Fair value is determined using significant unobservable inputs.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2024, the aggregate market value of those securities was $141,721,024, representing 98.37% of net assets.
(f)	The CLO subordinated notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to CLO debt tranche holders and CLO expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions, and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(g)	As of June 30, 2024, the estimated yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(h)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At June 30, 2024, the value of securities pledged amounted to $5,568,455 or 3.86% of net assets. See Note 3.
(i)	The rate shown is the 7-day effective yield as of June 30, 2024.

Bluerock High Income Institutional Credit Fund

Notes to Quarterly Portfolio of Investments

June 30, 2024 (Unaudited)

1. ORGANIZATION

The Bluerock High Income Institutional Credit Fund (the "Fund" or the "Trust") was organized as a Delaware statutory trust on August 19, 2021 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund's investment advisor is Bluerock Credit Fund Advisor, LLC (the "Advisor"). WhiteStar Asset Management LLC (the "Sub-Advisor" and/or "WhiteStar") serves as the Fund's investment subadvisor, pursuant to the Sub-Advisor Agreement with the Advisor. The Fund's primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns with low correlation to the broader markets.

The Fund pursues its investment objective by investing, directly or indirectly, in senior secured loans ("Senior Secured Loans"). The Fund may purchase Senior Secured Loans directly in the primary or secondary market and will invest in them indirectly by purchasing various tranches, including senior, junior and equity tranches, of entities that own a diversified pool of Senior Secured Loans known as Collateralized Loan Obligations, or "CLOs", (collectively with Senior Secured Loans, "Target Securities"). The Fund may invest in any structure where the primary collateral or assets are Target Securities. The Fund will generally focus its investment activities on U.S. dollar -denominated loans that (i) are broadly syndicated and made to U.S. companies, (ii) are senior in the capital structure with a priority claim on assets and cash flow of the underlying borrower, (iii) are primarily secured by first priority liens on assets of the underlying borrowers, (iv) are rated BB+ or below, known as "below investment grade" or "junk", or are unrated (v) are floating rate to provide some protection against rising interest rates, (vi) have loan to value ratios generally in the 40 – 60% range at origination, and (vii) in CLOs that own such loans and additionally (a) are diversified by issuer, industry and geography, (b) have senior tranches with high credit ratings in order to maximize excess spread, (c) have attractive risk-adjusted spreads, and (d) are actively managed by experienced CLO collateral managers, including Trinitas Capital Management, LLC ("Trinitas") or other advisors who may also be associated with the Sub-Advisor. Securities which are "below investment grade" or "junk" are predominantly speculative in nature.

The Fund commenced operations on June 21, 2022. The Fund currently offers Class A, Class C, Class F and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C shares, Class F shares and Class I shares are not subject to sales charges. The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts. Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment by a shareholder for Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and retirement plan accounts. Class C shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment for Class I shares is $1,000,000, while subsequent investments may be made with any amount. There is no minimum initial investment amount for Class F shares. Class F shares are not publicly available for purchase.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are governed by accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and unrealized gain/(loss) on investments for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services – Investment Companies.”

A. Valuation of Investments – Fund investments are recognized at fair value, and subsequent changes in fair value are recognized in unrealized appreciation/(depreciation) on investments in the Statement of Operations as presented in the Fund’s financial statements. Fund investments are valued in accordance with FASB ASC Topic 820 "Fair Value Measurement", and governed by the Fund's valuation policies. The Fund's Board of Trustees (the "Board") has named the Advisor as its valuation designee. As the valuation designee, the Advisor executes the Fund's valuation policies. The Board reviews the execution of this process at least annually to assure the process produces reliable results. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, several factors may be considered, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's third-party valuation consultants. The Advisor will attempt to obtain current information to value all fair valued securities.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund, including the Fund's investments in CLOs. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Bluerock High Income Institutional Credit Fund

Notes to Quarterly Portfolio of Investments

June 30, 2024 (Unaudited)

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments in accordance with FASB ASC Topic 820 "Fair Value Measurement". The framework establishes a hierarchy that prioritizes inputs to valuation methods, which the Fund utilizes on a recurring basis. The three levels of input are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2024, maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30 , 2024 for the Fund's investments measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$–	$141,721,024	$141,721,024
Short Term Investment	5,073,794	–	–	5,073,794
TOTAL	$5,073,794	$–	$141,721,024	$146,794,818

The following table shows the aggregate changes in fair value of the Fund's Level 3 investments during the period ended June 30, 2024.

Asset Type	Balance as of September 30, 2023	Accrued Discount/premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of June 30, 2024	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2024
Collateralized Loan Obligations	$99,914,407	$(4,242,921)	$697,146	$(2,616,960)	$73,858,265	$(25,888,913)	$141,721,024	$(2,536,666)

Bluerock High Income Institutional Credit Fund

Notes to Quarterly Portfolio of Investments

June 30, 2024 (Unaudited)

A.1. Valuation of Collateralized Loan Obligations – The Fund primarily invests in junior debt and equity tranches of CLOs. With respect to CLOs, the Fund has engaged an independent third-party valuation specialist to assist in estimating fair value for such securities in circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of CLOs include: loan terms and covenants, loan duration, contract (coupon) rate, rate structure, quality of collateral, debt service coverage ratio, prevailing interest rates, borrower's ability to adequately service its debt, loan prepayment rate, loan default rate, loan default recovery percentage, recent loan ratings migration, average loan prices in secondary market, pipeline of new issue CLO issuance, environment of high-yield bond markets, market interest rate sentiment, and other factors deemed applicable. All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund's actual investment position. In addition, the Advisor considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Advisor may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

The Advisor categorizes CLO investments as a Level 3 investment. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO investments in which the Fund invests. The Advisor incorporates the prices from a third-party valuation specialist to estimate the fair value of CLO investments. Estimates are based on detailed information on the characteristics of each CLO, including recent information about the underlying senior secured loans and CLO debt liabilities from data sources such as trustee reports, in order to project future cash flows in a consistent and transparent manner.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of June 30, 2024. In addition to the technique and inputs noted in the table below, the Advisor may use other valuation techniques and methodologies when determining the Fund's fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund's fair value measurements as of June 30, 2024. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

	Fair Value at
	June 30,	Valuation
Asset Class	2024	Technique/Methodologies	Unobservable Inputs	Range/Weighted Average(1)
Collateralized Loan Obligations	$141,721,024	Discounted Cash Flows	Annual Default Rate	1.10% - 2.00%/1.82%
			Annual Prepayment Rate	25.00%
			Reinvestment Price	$97.50 – $99.50/$99.09
			Recovery Rate	70.00%
			Expected Yield	10.93% - 27.12%/14.87%

(1)	Weighted average calculations are based on the fair value of investments as of June 30, 2024. In the cases where no range is provided, a single assumption is being utilized.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (or lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

A.2.Valuation of Other Investments – Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund will generally focus its investments in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. The Fund currently invests a portion of its assets, including excess cash, in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the hierarchy. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Bluerock High Income Institutional Credit Fund

Notes to Quarterly Portfolio of Investments

June 30, 2024 (Unaudited)

3. REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

As of June 30, 2024, the Fund has the following reverse repurchase agreements outstanding:

	Amount	Borrowing	Borrowing	Maturity	Maturity
Counterparty	Borrowed	Rate	Date	Date	Amount
Lucid Management & Capital Partners LP	$3,899,000	6.94%	6/27/2024	7/18/2024	$3,914,783.57
Totals	$3,899,000				$3,914,783.57

As of June 30, 2024, the fair value of securities held as collateral for reverse repurchase agreements was $5,568,455 or 3.86% of net assets, as noted on the Schedule of Investments.

4. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Collateralized Loan Obligation (CLO) Risk – In addition to the general risks associated with investments in debt instruments and securities discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund’s investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the CLO investment may not be fully understood at the time of investment and may produce disputes with the issuer, holders of senior tranches or other unexpected investment results.

In addition, CLOs and other structured products are often governed by a complex series of legal documents and contracts, which define the class or tranche of each investment, and may also increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. In a typical CLO, the capital structure would include approximately 90% debt, of which over 85% is generally investment grade, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s junior debt tranche and equity tranche. The Fund may acquire CLO investments in such equity and junior debt securities, which are subordinate to more senior tranches of the CLO. Such CLO equity and junior debt securities are therefore subject to increased risk of default relative to the holders of more senior tranches of the CLO. The Fund’s investment in equity tranches of CLO securities will be in the first loss position and junior debt tranches typically will be subordinate to more senior positions with respect to realized losses on the assets of the CLOs in which it is invested.

In connection with a primary issuance of a CLO, the structure of the CLO allows the CLO manager to purchase additional collateral (loans) for the CLO after the closing date of the Fund’s investment (the “Warehouse Period”). During the Warehouse Period, the price and availability of additional collateral may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire additional collateral that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to its effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment, resulting in a loss.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the holders of the junior debt tranche and the equity tranche would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, in connection with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Bluerock High Income Institutional Credit Fund

Notes to Quarterly Portfolio of Investments

June 30, 2024 (Unaudited)

The Fund’s investments in Senior Secured Loans in CLOs may be riskier and less transparent to the Sub-Advisor than direct investments in the underlying companies. The Sub-Advisor cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There is limited control of the administration and amendment of Senior Secured Loans in CLOs. Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to the Fund.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to defaults under the Senior Secured Loans in which the CLO has invested, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem senior tranches or to purchase additional collateral for all tranches, until the ratios again exceed the minimum required levels or any the senior tranches of CLO debt are repaid in full. The Fund’s investments in CLOs or Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets and/or returns.

The Fund may recognize “phantom” taxable income (due to allocations of profits or cancellation of debt, which results in recognition of taxable income regardless of whether a corresponding amount of cash is actually received) from its investments in these subordinated tranches of CLOs and structured notes. The CLOs in which the Fund invests may constitute Passive Foreign Investment Companies (“PFICs”). If the Fund acquires shares in a PFIC (including in CLOs that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether it receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a Regulated Investment Company ("RIC").

Market Risk – An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of Fund investments, like other market investments, may move up or down, sometimes rapidly and unpredictably, which will subject shareholders to risk. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Debt Securities and Interest Rate Risks. Because the Fund invests primarily in debt-anchored instruments and securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. Recently, interest rates have risen sharply after maintaining historically low levels for a significant period of time. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Credit Risk – It is possible that the borrowers under the Senior Secured Loans may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Prepayment Risk – Debt securities may be subject to prepayment risk because borrowers are typically able to repay their debt obligations prior to maturity principal. Consequently, a debt security's maturity may be longer or shorter than anticipated. When interest rates fall, debt obligations tend to be refinanced or otherwise paid off more quickly than originally anticipated. If that occurs with respect to the Fund’s investments, the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher comparable or yields. For certain investments, lower-than-expected prepayment rates may expose investments in the junior tranches of CLOs to credit risks for longer periods of time.

SOFR Risk. The Fund invests in Target Securities that may have floating or variable rate calculations for payment obligations or financing terms based on the Secured Overnight Financing Rate (“SOFR”). SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume- weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate ("LIBOR"). LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three- month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates

Bluerock High Income Institutional Credit Fund

Notes to Quarterly Portfolio of Investments

June 30, 2024 (Unaudited)

Below Investment Grade Risk – Lower-quality debt investments, known as “below investment grade” or “junk”, are speculative and present greater risk than investments of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these investments and reduce the Fund’s ability to sell its investments. Additionally, high yield issuers may seek bankruptcy protection which will delay resolution of creditor claims and may eliminate or materially reduce liquidity. The Sub-Advisor’s assessment of an issuer’s credit quality may prove incorrect and the Fund could suffer losses.

Liquidity Risk – Underlying Investments – The Fund's investments, such as in Target Securities, are subject to liquidity risk. This liquidity risk exists because particular investments of the Fund may be difficult to sell, possibly preventing the Fund from selling them at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices, in order to satisfy its 5% quarterly repurchase obligations.

Leveraging Risk – The Fund is authorized to use leverage for investment purposes and to satisfy redemption requests. The use of leverage will cause the Fund to incur additional expenses and may significantly magnify the Fund's losses in the event of adverse performance of the Fund’s underlying investments.